SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES AND EXCHANGE ACT of 1934

July 31, 2003
Date of Report
(Date of earliest event reported)

G REIT, INC.

(Exact name of registrant as specified in its charter)

Virginia	0-50261	52-2362509

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.
BAY VIEW PLAZA
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
NORTH POINTE CORPORATE CENTER
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND CERTAIN EXPENSES
G REIT, Inc.
Unaudited Pro Forma Consolidated Balance Sheet at June 30, 2003
Unaudited Pro Forma Consolidated Statements of Operations
Notes to Unaudited Pro Forma Consolidated Financial Statements
SIGNATURES

We filed a Form 8-K dated July 31, 2003 with regard to the acquisitions of the Bay View Plaza, Alameda, California and North Pointe Corporate Center, Sacramento, California without the required Item 7 financial information. Accordingly, we are filing this Form 8-K/A to include that financial information.

ITEM 7. FINANCIAL STATEMENTS AND PRO FORMA FINANCIAL INFORMATION.

Index to Financial Statements

Bay View Plaza, Alameda, California:
Report of Independent Certified Public Accountants	2
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Six-Month Period Ended June 30, 2003	3
Notes to Historical Statements of Revenues and Certain Expenses	4
North Pointe Corporate Center, Sacramento, California:
Report of Independent Certified Public Accountants	6
Historical Statements of Revenues and Certain Expenses For the Year Ended December 31, 2002 And for the Unaudited Six-Month Period Ended June 30, 2003	7
Notes to Historical Statements of Revenues and Certain Expenses	8
G REIT, Inc.:
Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2003	12
Unaudited Pro Forma Consolidated Statements of Operations For the Year Ended December 31, 2002	13
And for the Six-Month Period Ended June 30, 2003	14
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	15

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of Bay View Plaza, in Alameda, California (“Bay View”) for the year ended December 31, 2002. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of Bay View’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of Bay View for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
August 27, 2003

BAY VIEW PLAZA
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

	Year Ended	Six Months Ended
	December 31,	June 30, 2003
	2002	(Unaudited)

REVENUES
Rental income	$1,350,621	$812,543
DIRECT OPERATING EXPENSES
Rental property expenses	319,665	199,306
Property taxes and assessments	151,854	74,072
Insurance	25,494	13,402
Management fees	33,498	18,489

	530,511	305,269

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$820,110	$507,274

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

BAY VIEW PLAZA
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES

NOTE 1—Description of the Transaction

On July 31, 2003, G REIT, Inc. (the “Company,”) through its wholly-owned subsidiary, GREIT-Bay View Plaza, LP, a California limited partnership, purchased an approximately 97.68% undivided tenant-in-common interest in Bay View Plaza in Alameda, California (the “Property”) from an unaffiliated third party. The remaining undivided tenant-in-common interest was purchased by NNN Bay View 1, LLC, an affiliate of the Company. The total purchase price was $11,655,000. The Company’s proportionate share of the purchase price was approximately $11,329,000 which it paid in cash. The seller paid a sales commission to Triple Net Properties Realty, Inc. (“Realty”), an affiliate of the Company’s advisor, of $380,000, or approximately 3% of the purchase price.

NOTE 2—Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of the Property. The accompanying historical statements of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization related to the Property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

     The Property is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are accrued.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results.

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of the Property’s total rental income:

BAY VIEW PLAZA
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES — Continued

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

Good Guys	$999,242	74.0%
National Medical Services	351,379	26.0%

If either of these tenants were to default on its lease, future revenues of the Property would be severely impacted.

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

The Property was managed by CB Richard Ellis Group (“CBRE”), an unaffiliated third party. Management fees approximated 2.25% of rental receipts, as defined. CBRE’s role as the property manager was terminated upon the acquisition of the Property by the Company.

NOTE 4 — Future Minimum Rental Income

The Property was leased to two tenants under operating leases with terms ranging from 4 to 9 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31 and thereafter:

2003	$878,364
2004	906,910
2005	936,402
2006	966,877
2007	998,357
Thereafter	3,647,574

$8,334,484

NOTE 5 — Subsequent Event

In January 2003, the State of California Employment Development Department signed an eight-year lease for approximately 20% of the Property’s rentable square footage, which increased the total occupancy of the building to approximately 89%.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Shareholders of
G REIT, Inc.

We have audited the accompanying historical statement of revenues and certain expenses (the “historical statement”) of North Pointe Corporate Center, Sacramento, California (“North Pointe”) for the year ended December 31, 2002. This historical statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this historical statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing) as described in Note 2, and is not intended to be a complete presentation of North Pointe’s revenues and expenses.

In our opinion, the historical statement referred to above presents fairly, in all material respects, the revenues and certain expenses, as defined above, of North Pointe for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP
Irvine, California
August 28, 2003

NORTH POINTE CORPORATE CENTER
HISTORICAL STATEMENTS OF REVENUES
AND CERTAIN EXPENSES

		Six Months
	Year Ended	Ended
	December 31,	June 30, 2003
	2002	(Unaudited)

REVENUES
Rental income	$2,744,647	$1,460,792
DIRECT OPERATING EXPENSES
Rental property expenses	530,580	248,696
Property taxes and assessments	137,784	64,816
Insurance	23,153	13,364
Management fees	85,543	43,561

	777,060	370,437

EXCESS OF REVENUES OVER CERTAIN EXPENSES	$1,967,587	$1,090,355

The accompanying notes are an integral part of these historical statements of revenues and certain expenses.

NORTH POINTE CORPORATE CENTER
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES

NOTE 1 — Description of the Transaction

On August 11, 2003, through its wholly-owned subsidiary, GREIT-North Pointe, LP, a California limited partnership, the Company purchased North Pointe Corporate Center in Sacramento, California (the “Property”) from an unaffiliated third party for a purchase price of $24,205,000 in cash. The seller of the Property paid a sales commission to Realty of $705,000, or approximately 2.9% of the purchase price.

NOTE 2 — Summary of Significant Accounting Policies

Basis of Presentation

The historical statements of revenues and certain expenses (the “historical statements”) reflect the operations of the Property. The accompanying historical statements of the Property have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a Form 8-K filing).

Certain revenues, costs and expenses that are dependent on the ownership, management and carrying value of the Property have been excluded from the accompanying historical statements. The excluded revenues consist primarily of non-operating revenue related to the Property. The excluded expenses consist primarily of interest, depreciation and amortization related to this property. Consequently, the excess of revenues over expenses as presented is not intended to be either a complete presentation of the Property’s historical revenues and expenses or comparable to its proposed future operations.

Revenue Recognition

The Property is leased to tenants under leases with terms exceeding one year. Revenues from these leases, which are accounted for as operating leases, are recognized on a straight-line basis over the related term. Cost recoveries from tenants are included in revenues in the period the related costs are incurred.

Use of Estimates

The preparation of the historical statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from these estimates in the near term.

Risks and Uncertainties

The real estate industry is cyclical, being dependent in part on the status of local, regional and national economies. As such, future revenues and expenses achieved by the Property’s management could materially differ from historical results.

For the year ended December 31, 2002, each of the following tenants generated rental income in excess of 10% of the Property’s total rental income:

	Aggregate Annual	% Aggregate Annual
Tenant Name	Rental Income	Rental Income

GSA (IRS)	$2,344,468	85.4%
Quest Education Corporation	400,179	14.6%

If either of these tenants were to default on its lease, future revenues of the Property would be severely impacted.

NORTH POINTE CORPORATE CENTER
NOTES TO HISTORICAL STATEMENTS OF REVENUES AND
CERTAIN EXPENSES — Continued

Capitalization Policy

Recurring repair and maintenance costs are expensed as incurred. Replacements and betterments are capitalized and depreciated over their useful lives.

NOTE 3 — Management Fees

The Property was managed by Fulcrum Property Management (“FPM”). Management fees approximated 3.0% of rental receipts, as defined. FPM’s role as the property manager was terminated upon the acquisition of the Property by the Company.

NOTE 4 — Future Minimum Rental Income

The Property is leased to two tenants under operating leases with terms ranging from 4 to 5 years. Certain of these leases are subject to scheduled rent increases. Generally, the leases grant tenants renewal options. The following table represents approximate future minimum rents to be received under the non-cancelable operating leases, excluding tenant reimbursements, for each of the next five years ending December 31:

2003	$2,860,083
2004	2,860,083
2005	2,860,083
2006	2,829,243
2007	1,660,000

$13,069,492

G REIT, Inc.
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2002
AND FOR THE SIX MONTHS ENDED JUNE 30, 2003

The Company was incorporated on December 18, 2001 (inception) under the laws of the Commonwealth of Virginia to raise capital and acquire ownership interests in office, industrial and service real estate properties which have a government-tenant orientation. The Company qualified and elected to be treated as a real estate investment trust for federal income tax purposes. Pursuant to a Registration Statement on Form S-11 under the Securities Act of 1933, as amended, the Company is offering for sale to the public on a “best efforts” basis a maximum of 20,000,000 shares of its common stock at a price of $10 per share and up to 1,000,000 additional shares pursuant to a dividend reinvestment plan under which its shareholders may elect to have dividends reinvested in additional shares at $9.50 per share of common stock. The Company’s Registration Statement was declared effective by the Securities and Exchange Commission on July 22, 2002.

From its inception through August 11, 2003, the Company has sold 9,333,567 of its shares of common stock pursuant to its offering resulting in gross proceeds of approximately $93,260,501. Net proceeds after selling commissions, marketing and due diligence costs and offering expenses totaled $83,557,081. Of the total shares sold, 2,081,673 shares were sold subsequent to June 30, 2003 through August 11, 2003, generating gross proceeds of approximately $20,862,159 and net proceeds of approximately $19,069,041. Through August 11, 2003, proceeds raised from the offering have been utilized to complete eight significant real estate acquisitions: 5508 Highway 290 West Building, a property located in Austin, Texas with 74,089 leasable square feet; Two Corporate Plaza, a property located in Clear Lake, Texas with 161,331 leasable square feet; a 30% undivided tenant in common interest in Congress Center, a property located in Chicago, Illinois with 524,730 leasable square feet; Atrium Building, a property located in Lincoln, Nebraska with 168,551 leasable square feet; Department of Children and Families Campus (“DCFC”), a property located in Plantation, Florida with 116,216 leasable square fee; Gemini Plaza, a property located in Houston, Texas with 158,627 leasable square feet; Bay View Plaza, a property located in Alameda, California with 61,463 leasable square feet; and North Pointe Corporate Center, a property located in Sacramento, California with 130,805 leasable square feet.

The following unaudited pro forma consolidated financial statements (hereinafter collectively referred to as “the pro forma financial statements”) give effect to the transactions referred to above and are presented for illustrative purposes only. These pro forma financial statements are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the eight significant acquisitions, including the purchase of Bay View and North Pointe, been acquired by the Company as of the dates set forth below. The pro forma financial statements are qualified in their entirety by reference to and should be read in conjunction with the historical consolidated financial statements of the Company and those of Bay View and North Pointe, including the notes thereto, incorporated herein by reference or included herein.

The accompanying unaudited pro forma consolidated balance sheet as of June 30, 2003 is based on the unaudited consolidated balance sheet of the Company included in its June 30, 2003 Quarterly Report on Form 10-Q and gives effect to the following transactions as if they had occurred on June 30, 2003: (i) the sale of 2,081,673 additional shares of the Company’s common stock subsequent to June 30, 2003 through August 11, 2003 pursuant to the offering, together with the payment of related selling commissions and related costs and offering expenses; (ii) the acquisition of Bay View completed on July 31, 2003; and (iii) the acquisition of North Pointe completed on August 11, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2002 is based on the Company’s audited historical consolidated statement of operations for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 7,175,150 shares of the Company’s common stock subsequent to December 31, 2002 through August 11, 2003 pursuant to the offering; (ii) the acquisition of 5508 Highway 290 West Building completed on September 13, 2002; (iii) the acquisition of Two Corporate Plaza completed on November 24, 2002; (iv) the acquisition of an undivided tenant in common interest in Congress Center completed on January 9, 2003; (v) the acquisition of Atrium Building completed on January 31, 2003; (vi) the acquisition of DCFC completed on April, 25, 2003; (vii) the acquisition of Gemini Plaza completed on May 2, 2003; (viii) the acquisition of Bay View completed on July 31, 2003; and (ix) the acquisition of North Pointe completed on August 11, 2003.

The accompanying unaudited pro forma consolidated statement of operations for the six month period ended June 30, 2003 is based on the unaudited consolidated statement of operations of the Company for the same period and gives effect to the following transactions as if they had occurred as of the beginning of the period presented: (i) the sale of 2,081,673 shares of the Company’s common stock subsequent to June 30, 2003 through August 11, 2003 pursuant to the offering;

(ii) the acquisition of Atrium Building completed on January 31, 2003; (iii) the acquisition of DCFC completed on April, 25, 2003; (iv) the acquisition of Gemini Plaza completed on May 2, 2003; (v) the acquisition of Bay View completed on July 31, 2003; and (vi) the acquisition of North Pointe completed on August 11, 2003.

The Company intends to operate Bay View subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of Bay View based on the rents to be paid during the first full year after acquisition are approximately $695,000. Approximately $949,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the Company’s depreciable basis of Bay View is $9,906,750 and (ii) Bay View’s building and improvements are depreciated over 39 year lives.

The Company intends to operate North Pointe subject to tenant leases in place at the date of acquisition. The current estimated taxable operating results of North Pointe based on the rents to be paid during the first full year after acquisition are approximately $1,594,000. Approximately $2,122,000 is estimated to be cash available from operations. The principal assumptions made in estimating the Company’s taxable operating results include: (i) the depreciable basis of North Pointe is $20,574,250 and (ii) building and improvements are depreciated over 39 year lives.

The accompanying pro forma financial statements are unaudited and are subject to a number of estimates, assumptions and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisitions reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future.

G REIT, INC.
Unaudited Pro Forma Consolidated Balance Sheet
June 30, 2003

		Pro Forma Adjustments

	Company	Issuance	Purchase of	Purchase of	Company
	Historical	of Shares	Bay View	North Pointe	Pro Forma

		(A)	(B)	(C)
Assets
Real estate investments
Operating properties	$54,898,368	$—	$11,655,000	$24,205,000	$90,758,368
Investments in unconsolidated real estate	14,873,262	—	—	—	14,873,262

	69,771,630	—	11,655,000	24,205,000	105,631,630
Less accumulated depreciation	(507,604)	—	—	—	(507,604)

	69,264,026	—	11,655,000	24,205,000	105,124,026

Cash and equivalents	30,435,107	19,069,041	(11,329,000)	(24,205,000)	13,970,148
Accounts receivable, net	416,931	—	—	—	416,931
Real estate deposits	74,871	—	—	—	74,871
Deferred financing costs	555,500	—	—	—	555,500
Other assets, net	1,478,309	—	—	—	1,478,309

	$102,224,744	$19,069,041	$326,000	$—	$121,619,785

Liabilities and Shareholders’ Equity
Accounts payable and accrued liabilities	$960,809	$—	$—	$—	$960,809
Mortgage loans payable	10,100,989	—	—	—	10,100,989
Line of credit	27,035,000	—	—	—	27,035,000
Security deposits and prepaid rent	472,641	—	—	—	472,641
Distributions payable	413,296	—	—	—	413,296

	38,982,735	—	—	—	38,982,735

Minority interest	—	—	326,000	—	326,000

Shareholders’ equity
Common stock, $0.01 par value; 50,000,000 shares authorized; 7,251,894 shares issued and outstanding on a historical basis and 9,333,567 on a pro forma basis	72,519	20,817	—	—	93,336
Additional paid-in capital	64,415,521	19,048,224	—	—	83,463,745
Accumulated other comprehensive income	33,976	—	—	—	33,976
Distributions in excess of earnings	(1,280,007)	—	—	—	(1,280,007)

	63,242,009	19,069,041	—	—	82,311,050

	$102,224,744	$19,069,041	$326,000	$—	$121,619,785

     The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2002

					Bay View			North Pointe
	Company				Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		As Adjusted	Historical	Adjustments		Historical	Adjustments		Pro Forma

					(H)			(I)
Revenues
Rental income	$732,685	$8,690,591	(D)	$9,423,276	$1,350,621	$—		$2,744,647	$—		$13,518,544
Interest income	17,816	221,000	(D)	238,816	—	—		—	—		238,816

	750,501	8,911,591		9,662,092	1,350,621	—		2,744,647	—		13,757,360
Expenses
Rental expenses	68,410	2,084,903	(D)	2,153,313	319,665	—		530,580	—		3,003,558
Property taxes and assessments	93,479	1,169,562	(D)	1,263,041	151,854	—	(M)	137,784	131,142	(M)	1,683,821
Insurance	16,156	126,722	(D)	142,878	25,494	—		23,153	—		191,525
Management fees	26,516	380,759	(D)	407,275	33,498	34,033	(J)	85,543	51,689	(J)	612,038

	204,561	3,761,946		3,966,507	530,511	34,033		777,060	182,831		5,490,942
General and administrative	169,532	—		169,532	—	—		—	—		169,532
Interest	248,609	1,954,683	(D)	2,203,292	—	—		—	—		2,203,292
Ground lease expense	—	34,435	(D)	34,435	—	—		—	—		34,435
Depreciation	102,149	1,185,722	(D)	1,287,871	—	254,019	(K)	—	527,545	(K)	2,069,435

	724,851	6,936,786		7,661,637	530,511	288,052		777,060	710,376		9,967,636
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	25,650	1,974,805		2,000,455	820,110	(288,052)		1,967,587	(710,376)		3,789,724
Equity in earnings of unconsolidated real estate	—	(121,403	)(E)	(121,403)	—	—		—	—		(121,403)
Minority interest expense	—	—		—	—	(15,961)	(L)	—	—		(15,961)

Net income (loss)	$25,650	$1,853,402		$1,879,052	$820,110	$(304,013)		$1,967,587	$(710,376)		$3,652,360

Weighted average shares outstanding (G)	405,481	7,175,150									7,580,631

Earnings per share — basic	$0.06										$0.48

     The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Month Period Ended June 30, 2003

					Bay View			North Pointe

	Company				Property	Pro Forma		Property	Pro Forma		Company
	Historical	Adjustments		As Adjusted	Historical	Adjustments		Historical	Adjustments		Pro Forma

					(H)			(I)
Revenues
Rental income	$3,543,241	$1,345,667	(F)	$4,888,908	$812,543	$—		$1,460,792	$—		$7,162,243
Interest income	23,607	4,000	(F)	27,607	—	—		—	—		27,607

	3,566,848	1,349,667		4,916,515	812,543	—		1,460,792	—		7,189,850
Expenses
Rental expenses	731,766	180,219	(F)	911,985	199,306	—		248,696	—		1,359,987
Property taxes and assessments	342,839	171,048	(F)	513,887	74,072	—	(M)	64,816	69,647	(M)	722,422
Insurance	24,477	24,696	(F)	49,173	13,402	—		13,364	—		75,939
Management fees	182,222	67,484	(F)	249,706	18,489	22,138	(J)	43,561	29,479	(J)	363,373

	1,281,304	443,447		1,724,751	305,269	22,138		370,437	99,126		2,521,721
General and administrative	553,352	—		553,352	—	—		—	—		553,352
Interest	866,791	267,909	(F)	1,134,700	—	—		—	—		1,134,700
Ground lease expense	—	—		—	—	—		—	—		—
Depreciation	405,454	213,823	(F)	619,277	—	127,010	(K)	—	263,772	(K)	1,010,059

	3,106,901	925,179		4,032,080	305,269	149,148		370,437	362,898		5,219,832
Income (loss) before equity in earnings of unconsolidated real estate and minority interest	459,947	424,488		884,435	507,274	(149,148)		1,090,355	(362,898)		1,970,018
Equity in earnings of unconsolidated real estate	106,676	—		106,676	—	—		—	—		106,676
Minority interest expense	—	—		—	—	(10,744	)(L)	—	—		(10,744)

Net income (loss)	$566,623	$424,488		$991,111	$507,274	$(159,892)		$1,090,355	$(362,898)		$2,065,950

Weighted average shares outstanding (N)	4,286,756	2,081,673									6,368,429

Earnings per share — basic	$0.13										$0.32

     The accompanying notes are an integral part of these financial statements.

G REIT, INC.
Notes to Unaudited Pro Forma Consolidated Financial Statements

The unaudited pro forma condensed consolidated financial statements have been adjusted as discussed in the notes below:

Pro Forma Balance Sheet

(A) Net proceeds from the sale of an additional 2,081,673 shares of the Company’s common stock subsequent to June 30, 2003 through August 11, 2003 pursuant to the offering, as follows:

Gross offering proceeds	$20,862,159
Less:
Selling commissions, investor marketing and due diligence costs	1,541,293
Offering expenses	251,825

Net proceeds	19,069,041
Common stock, par value $.01 per share	20,817

Additional paid-in-capital	$19,048,224

(B) Purchase of Bay View for a purchase price of $11,655,000 plus closing costs in cash. The purchase price was funded by the Company ($11,329,000 in cash for its majority interest) and by another entity ($326,000 in cash for the remaining minority interest).

(C) Purchase of North Pointe for a purchase price of $24,205,000 plus closing costs in cash.

Pro Forma Statements of Operations

(D) Includes, as previously reported, (i) pro forma revenues and certain expenses of the following properties for the period January 1, 2002 to date acquisition: 5508 Highway 290 West Office Building (date of acquisition-September 13, 2002) and Two Corporate Plaza (date of acquisition-November 24, 2002); and (ii) pro forma revenues and certain expenses of the following properties for the period January 1, 2002 to December 31, 2002: Atrium Building (date of acquisition-January 31, 2003), DCFC (date of acquisition-April 25, 2003) and Gemini Plaza (date of acquisition-May 2, 2003). Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives.

(E) Company’s share of pro forma earnings for the year ended December 31, 2002 related to its 30% undivided tenant in common interest in Congress Center, as previously reported in the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission on March 25, 2003.

(F) Includes, as previously reported, pro forma revenues and certain expenses of the following properties for the period January 1, 2003 to date of each acquisition: Atrium Building (date of acquisition-January 31, 2003), DCFC (date of acquisition-April 25, 2003) and Gemini Plaza (date of acquisition-May 2, 2003). Interest is based on borrowings at date of acquisition and includes amortization of deferred financing costs. Depreciation is calculated based on the properties’ depreciable basis using the straight line method over the properties’ estimated useful lives.

(G) Issuance of 7,175,150 shares of the Company’s common stock sold subsequent to December 31, 2002 through August 11, 2003, reflected as of the beginning of the period presented.

(H) Actual revenues and certain expenses of Bay View for the year ended December 31, 2002 and the six months ended June 30, 2003.

(I ) Actual revenues and certain expenses of North Pointe for the year ended December 31, 2002 and the six months ended June 30, 2003.

(J) Reflects the incremental management fees to be paid by the Company to Realty based on a rate of 5% of Bay View and North Pointe’s gross property revenue.

(K) Depreciation expense for Bay View and North Pointe is calculated using the straight line method applied to the respective estimated depreciable cost basis of each property over estimated useful lives of 39 years.

(L) Minority interest share of Bay View’s pro forma earnings for the year ended December 31, 2002 and the six months ended June 30, 2003.

(M) An adjustment was made to North Pointe for incremental property tax expense assuming the Company’s acquisition price and an annual property tax rate of 1.1%. No adjustment was made to Bay View as the Company’s acquisition price was comparable to its current assessed value per the respective tax authorities’ tax rolls.

(N) Issuance of 2,081,673 shares of the Company’s common stock sold subsequent to June 30, 2003 through August 11, 2003, reflected as of the beginning of the period presented.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

G REIT, INC.

Date: October 14, 2003	By:	/s/ Anthony W. Thompson

Anthony W. Thompson
President and Chief Executive